FORM OF INCENTIVE STOCK OPTION AGREEMENT

     AGREEMENT made as of this [__] day of [______], 2000 (the "Date of Grant") between Leisure Travel Group, Inc., a Delaware corporation (hereinafter referred to as the "Company"), and [______], residing at [______] (hereinafter referred to as the "Employee").

                              W I T N E S S E T H:

     WHEREAS, the Company desires, in connection with the employment of the Employee and in accordance with its 2000 Stock Option Plan (the "Plan"), to provide the Employee with an opportunity to acquire Common Stock, $.001 par value (hereinafter referred to as "Common Stock"), of the Company on favorable terms and thereby increase his proprietary interest in the continued progress and success of the business of the Company;

     NOW, THEREFORE, in consideration of the premises, the mutual covenants herein set forth and other good and valuable consideration, the Company and the Employee hereby agree as follows:

     1. Confirmation of Grant of Option. Pursuant to a determination by the Committee, the Company, subject to the terms of the Plan and this Agreement, hereby grants to the Employee as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, the right to purchase (hereinafter referred to as the "Option") an aggregate of [NUMBER] shares of Common Stock, subject to adjustment as provided in the Plan (such shares, as adjusted, hereinafter being referred to as the "Shares"). The Option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2. Purchase Price. The purchase price of shares of Common Stock covered by the Option will be [$____] per share, being not less than [100%] [110%] of the Fair Market Value of one share of Common Stock on the Date of Grant, subject to adjustment as provided in the Plan.

     3. Exercise of Option. The Option shall be exercisable on the terms and conditions hereinafter set forth:

          (a) The Option shall become exercisable cumulatively as to the following amounts of the number of Shares originally subject thereto (after giving effect to any adjustment pursuant to the Plan), on the dates indicated:

               (i) as to [ ] Shares on or after [ ];

               (ii) as to [ ] Shares on or after [ ];

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               (iii) as to [ ] Shares on or after [ ];

               (iv) as to [ ] Shares on or after [ ]; and

               (v) as to [ ] Shares on or after [ ].

          (b) The Option may be exercised pursuant to the provisions of this
     Section 3, by notice and payment to the Company as provided in Sections 9 and 14 hereof.

     4. Term of Option. The term of the Option shall be a period of [NUMBER - NO MORE THAN 10/5] years from the Date of Grant, subject to earlier termination or cancellation as provided in this Agreement. This Option, to the extent unexercised, shall expire on the day immediately prior to the [___TH - NO LATER THAN 10TH/5TH] anniversary of the Date of Grant. The holder of the Option [SHALL] [SHALL NOT] have [ANY] rights to dividends [AND] [OR ANY] other rights of a stockholder with respect to any shares of Common Stock subject to the Option until such shares shall have been issued to him (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent of the Company) provided that the date of issuance shall not be earlier than the date this Option is exercised and payment of the full purchase price of the shares of Common Stock (with respect to which this Option is exercised) is made to the Company.

     5. Non-transferability of Option. The Option shall not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way, and shall not be subject to execution, attachment or other process, except as may be provided in the Plan. Any assignment, transfer, pledge, hypothecation or other disposition of the Option attempted contrary to the provisions of the Plan, or any levy of execution, attachment or other process attempted upon the Option, will be null and void and without effect. Any attempt to make any such assignment, transfer, pledge, hypothecation or other disposition of the Option will cause the Option to terminate immediately upon the happening of any such event; provided, however, that any such termination of the Option under the foregoing provisions of this Section 5 will not prejudice any rights or remedies which the Company or any Parent or Subsidiary may have under this Agreement or otherwise.

     6. Exercise Upon Cessation of Employment. (a) If the Employee at any time ceases to be an employee of the Company and of any Parent or Subsidiary [(I)] by reason of his discharge for Good Cause [OR (II) DUE TO HIS VOLUNTARY TERMINATION OF EMPLOYMENT WITHOUT THE WRITTEN CONSENT OF THE COMMITTEE], the Option shall, at the time of such termination of employment, terminate and the Employee shall forfeit all rights hereunder. If, however, the Employee for any other reason (other than Disability or death) ceases to be such an Employee, the Option may, subject to the provisions of Section 5 hereof, be exercised by the Employee to the same extent the Employee would have been entitled under Section 3 hereof to exercise the Option immediately prior to such cessation of employment, at any time within [________DAYS/MONTHS - NO LATER THAN 3 MONTHS] after such cessation of employment, at the end of which period the Option, to the extent not then exercised, shall terminate and the Employee shall forfeit all rights hereunder, even if the Employee subsequently returns to the employ of the Company or any Parent or Subsidiary. In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof.

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          (b) The Option shall not be affected by any change of duties or position of the Employee so long as he continues to be an [A FULL-TIME] employee of the Company or of any Parent or Subsidiary thereof. If the Employee is granted a temporary leave of absence of less than 91 days, such leave of absence shall be deemed a continuation of his employment by the Company or of any Parent or Subsidiary thereof for the purposes of this Agreement, but only if and so long as the employing corporation consents thereto.

     7. Exercise Upon Death or Disability. (a) If the Employee dies while he is employed by the Company or by any Parent or Subsidiary, [AND ON OR AFTER THE FIRST DATE UPON WHICH HE WOULD HAVE BEEN ENTITLED TO EXERCISE THE OPTION UNDER THE PROVISIONS OF SECTION 3 HEREOF], the Option may, subject to the provisions of Section 5 hereof, be exercised [WITH RESPECT TO ALL OR ANY PART OF THE SHARES OF COMMON STOCK AS TO WHICH THE DECEASED EMPLOYEE HAD NOT EXERCISED THE OPTION AT THE TIME OF HIS DEATH (REGARDLESS OF WHETHER THE OPTION WAS FULLY EXERCISABLE AT SUCH TIME)] [(TO THE SAME EXTENT THE EMPLOYEE WOULD HAVE BEEN ENTITLED UNDER
SECTION 3 HEREOF TO EXERCISE THE OPTION IMMEDIATELY PRIOR TO HIS DEATH)], by the estate of the Employee (or by the person or persons who acquire the right to exercise the Option by written designation of the Employee) at any time within [________ DAYS/MONTHS/YEARS] after the death of the Employee, at the end of which period the Option, to the extent not then exercised, shall terminate and the estate or other beneficiaries shall forfeit all rights hereunder. In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof.

          (b) In the event that the employment of the Employee by the Company and any Parent or Subsidiary is terminated by reason of the Disability of the Employee [AND ON OR AFTER THE FIRST DATE UPON WHICH HE WOULD HAVE BEEN ENTITLED TO EXERCISE THE OPTION UNDER THE PROVISIONS OF SECTION 3 HEREOF], the Option may, subject to the provisions of Section 5 hereof, be exercised [WITH RESPECT TO ALL OR ANY PART OF THE SHARES OF COMMON STOCK AS TO WHICH HE HAD NOT EXERCISED THE OPTION AT THE TIME OF HIS DISABILITY OR RETIREMENT (REGARDLESS OF WHETHER THE OPTION WAS FULLY EXERCISABLE AT SUCH TIME)] [(TO THE SAME EXTENT THE EMPLOYEE WOULD HAVE BEEN ENTITLED UNDER SECTION 3 HEREOF TO EXERCISE THE OPTION IMMEDIATELY PRIOR TO HIS EMPLOYMENT TERMINATION DUE TO DISABILITY)] by the Employee within the period ending [________ DAYS/MONTHS/YEARS - NO LATER THAN 1 YEAR] after the date of such termination of employment, at the end of which period the Option, to the extent not then exercised, shall terminate and the Employee shall forfeit all rights hereunder even if the Employee subsequently returns to the employ of the Company or any Parent or Subsidiary. In no event, however, may the Option be exercised after the expiration of the term provided in
     Section 4 hereof.

     8. Registration. At the time of issuance, the shares of Common Stock subject hereto and issuable upon the exercise hereof may not be registered under the Securities Act of 1933, as amended, and, if required upon the request of counsel to the Company, the Employee will give a representation as to his investment intent with respect to such shares prior to their issuance as set forth in Section 9 hereof. The Company may register or qualify the shares covered by the Option for sale pursuant to the Securities Act of 1933, as amended, at any time prior to or after the exercise in whole or in part of the Option.

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     9. Method of Exercise of Option. (a) Subject to the terms and conditions of this Agreement, the Option shall be exercisable by notice in the manner set forth in Exhibit A hereto (the "Notice") and provision for payment to the Company in accordance with the procedure prescribed herein. Each such Notice shall:

               (i) state the election to exercise the Option and the number of Shares with respect to which it is being exercised;

               (ii) contain a representation and agreement as to investment intent, if required by counsel to the Company with respect to such Shares, in a form satisfactory to counsel to the Company;

               (iii) be signed by the Employee or the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Employee, be accompanied by proof, satisfactory to counsel to the Company, of the right of such other person or persons to exercise the Option;

               (iv) include payment of the full purchase price for the shares of Common Stock to be purchased pursuant to such exercise of the Option; and

               (v) be received by the Company on or before the date of the expiration of this Option. In the event the date of expiration of this Option falls on a day which is not a regular business day at the Company's executive office in [CITY/STATE] then such written Notice must be received at such office on or before the last regular business day prior to such date of expiration.

          (b) Payment of the purchase price of any shares of Common Stock, in respect of which the Option shall be exercised, shall be made by the Employee or such person or persons at the place specified by the Company on the date the Notice is received by the Company (i) by delivering to the Company a certified or bank cashier's check payable to the order of the Company, [(II) BY DELIVERING TO THE COMPANY PROPERLY ENDORSED CERTIFICATES OF SHARES OF COMMON STOCK (OR CERTIFICATES ACCOMPANIED BY AN APPROPRIATE STOCK POWER) WITH SIGNATURE GUARANTIES BY A BANK OR TRUST COMPANY, (III) BY HAVING WITHHELD FROM THE TOTAL NUMBER OF SHARES OF COMMON STOCK TO BE ACQUIRED UPON THE EXERCISE OF THIS OPTION A SPECIFIED NUMBER OF SUCH SHARES OF COMMON STOCK, (IV) BY ANY FORM OF "CASHLESS" EXERCISE OR (V) BY ANY COMBINATION OF THE FOREGOING.] [FOR PURPOSES OF THE IMMEDIATELY PRECEDING SENTENCE, AN EXERCISE EFFECTED BY THE TENDER OF COMMON STOCK (OR DEEMED TO BE EFFECTED BY THE TENDER OF COMMON STOCK) MAY ONLY BE CONSUMMATED WITH COMMON STOCK HELD BY THE EMPLOYEE FOR A PERIOD OF SIX (6) MONTHS OR ACQUIRED BY THE EMPLOYEE OTHER THAN UNDER THE PLAN (OR A SIMILAR PLAN MAINTAINED BY THE COMPANY).]

          (c) The Option shall be deemed to have been exercised with respect to any particular shares of Common Stock if, and only if, the preceding provisions of this Section 9 and the provisions of Section 10 hereof shall have been complied with, in which event the Option shall be deemed to have been exercised on the date the Notice was received by the Company. Anything in this Agreement to the contrary notwithstanding, any Notice given pursuant to the provisions of this Section 9 shall be void and of no effect if all of the preceding provisions of this Section 9 and the provisions of
     Section 10 shall not have been complied with.

          (d) The certificate or certificates for shares of Common Stock as to which the Option shall be exercised will be registered in the name of the Employee (or in the name of the Employee's estate or other beneficiary if the Option is exercised after the Employee's death), or if the Option is exercised by the Employee and if the Employee so requests in the notice exercising the Option, will be registered in the name of the Employee and another person jointly, with right of survivorship and will be delivered as soon as practical after the date the Notice is received by the Company (accompanied by full payment of the exercise price), but only upon compliance with all of the provisions of this Agreement.

          (e) If the Employee fails to accept delivery of and pay for all or any part of the number of Shares specified in such Notice, his right to exercise the Option with respect to such undelivered Shares may be terminated in the sole discretion of the Committee. The Option may be exercised only with respect to full Shares.

          (f) The Company shall not be required to issue or deliver any certificate or certificates for shares of its Common Stock purchased upon the exercise of any part of the Option prior to the payment to the Company, upon its demand, of any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of this Option or the transfer of shares thereupon. Such payment shall be made by the Employee in cash or, with the written consent of the Company, by tendering to the Company shares of Common Stock equal in value to the amount of the required withholding. In the alternative, the Company may, at its option, satisfy such withholding requirements by withholding from the shares of Common Stock to be delivered to the Employee pursuant to an exercise of the Option a number of shares of Common Stock equal in value to the amount of the required withholding.

          [(G) UPON THE EMPLOYEE'S EXERCISE OF THIS OPTION IN A MANNER THAT WOULD SATISFY THE REQUIREMENTS SET FORTH UNDER THE PLAN FOR THE ISSUANCE OF RELOAD OPTIONS, THE EMPLOYEE SHALL BE AWARDED SUCH RELOAD OPTIONS PROVIDING FOR (I) THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR PURCHASE THEREUNDER, (II) THE EXERCISE PRICE AND (III) THE TERM OF SUCH RELOAD OPTIONS AS SET FORTH IN THE PLAN. THE OTHER CONDITIONS RELATED TO THE EXERCISE OF SUCH RELOAD OPTIONS SHALL BE THE SAME AS SET FORTH HEREUNDER WITH RESPECT TO THIS OPTION. ANY RELOAD OPTION GRANTED PURSUANT TO THIS PROVISION SHALL, TO THE EXTENT PERMITTED BY LAW, BE CONSIDERED TO BE AN INCENTIVE STOCK OPTION.]

     10. Approval of Counsel. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Company's counsel of all legal matters in connection therewith, including, but not limited to, compliance with the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and the requirements of any stock exchange or automated trading medium upon which the Common Stock may then be listed or traded.

     11. Resale of Common Stock. (a) If so requested by the Company, upon any sale or transfer of the Common Stock purchased upon exercise of the Option [(SUBJECT TO THE PROVISIONS OF SECTIONS 11(B) AND (C), HEREOF)], the Employee shall deliver to the Company an opinion of counsel satisfactory to the Company to the effect that either (i) the Common Stock to be sold or transferred has been registered under the Securities Act and that there is in effect a current prospectus meeting the requirements of Section 10(a) of said Act which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Common Stock to be sold or transferred, or (ii) such Common Stock may then be sold without violating
Section 5 of said Act.

          [(b) (I) IF THE EMPLOYEE, ANY OTHER PERSON WHO ACQUIRES SHARES OF COMMON STOCK BY WAY OF THE EXERCISE OF THIS OPTION (SUCH SHARES OF COMMON STOCK, FOR PURPOSES OF THIS SECTION 11(B) BEING REFERRED TO AS THE "SHARES"), OR ANY OTHER PERSON WHO SUBSEQUENTLY ACQUIRES ANY OF SUCH SHARES DESIRES TO TRANSFER ANY OF SUCH SHARES, SUCH PERSON ("OFFEROR") SHALL FIRST, IN WRITING, OFFER TO SELL ALL OF SUCH SHARES TO THE COMPANY, AT THE LESSER OF (A) THE "THIRD PARTY OFFER PRICE" (AS DEFINED IN SECTION 11(B)(IV) HEREOF) OR (B) THE "FORMULA PRICE" (AS DEFINED IN SECTION 11(B)(V) HEREOF) AND UPON THE TERMS AND CONDITIONS HEREINAFTER SET FORTH, AND THE COMPANY SHALL HAVE A PERIOD OF THIRTY (30) DAYS AFTER THE RECEIPT OF SUCH OFFER IN WHICH TO ACCEPT OR REJECT THE SAME. IF THE COMPANY ELECTS TO ACCEPT SUCH OFFER, SUCH ACCEPTANCE MUST BE TO THE FULL EXTENT PERMITTED BY LAW, AND IT SHALL SO SIGNIFY ITS ACCEPTANCE THEREOF WITHIN SUCH THIRTY
     (30) DAY PERIOD BY A DULY SIGNED NOTICE TO THE OFFEROR. IF THE ACCEPTANCE IS FOR LESS THAN ALL OF THE SHARES OFFERED, SUCH ACCEPTANCE SHALL BE CONTINGENT UPON ACCEPTANCE OF THE BALANCE OF THE SHARES PURSUANT TO SECTION 11(b)(II) HEREOF.

               (II) IF THE COMPANY, FOR ANY REASON, FAILS TO ACCEPT IN ITS ENTIRETY THE OFFER MADE PURSUANT TO SECTION 11(B)(I) ABOVE WITHIN THE THIRTY (30) DAY PERIOD THEREIN PROVIDED, THE OFFEROR SHALL, IMMEDIATELY UPON THE EXPIRATION OF SUCH THIRTY (30) DAY PERIOD, OFFER TO SELL ALL OF SUCH SHARES (OR SUCH LESSER AMOUNT WHERE THE COMPANY CANNOT LEGALLY ACCEPT THE OFFER IN FULL), AT THE PRICE AND UPON THE TERMS AND CONDITIONS AS SET FORTH IN SECTION 11(B)(I) HEREOF, RATABLY TO THE OTHER SHAREHOLDERS OF THE COMPANY (THE "SHAREHOLDERS"), AND SUCH OTHER SHAREHOLDERS SHALL HAVE A FURTHER PERIOD OF THIRTY (30) DAYS WITHIN WHICH TO ACCEPT SUCH OFFER, WHICH ACCEPTANCE MUST, IN THE AGGREGATE, BE FOR ALL AND NOT PART OF THE SHARES SO OFFERED. IF A SHAREHOLDER ELECTS TO ACCEPT THE SHARES OFFERED, HE SHALL SO SIGNIFY BY DULY SIGNED WRITTEN NOTICE TO THE OFFEROR. SUCH SHAREHOLDER MAY INDICATE IN HIS ACCEPTANCE THAT HE WILL PURCHASE ANY SHARES NOT ACCEPTED BY THE OTHER SHAREHOLDER(S) TO WHOM THE OFFER WAS MADE. NOTWITHSTANDING ANYTHING CONTAINED IN SECTION 11(B)(I) OR IN THIS
          SECTION 11(B)(II), THE COMPANY AND/OR THE OFFEREE SHAREHOLDERS MAY, EITHER DURING THE THIRTY (30) DAY PERIOD REFERRED TO IN SECTION 11(B)(I) OR THE THIRTY (30) DAY PERIOD REFERRED TO IN THIS SECTION 11(B)(II) AGREE TO PURCHASE SHARES FROM THE OFFEROR IN SUCH PROPORTIONS AS THE COMPANY AND/OR THE OFFEREE SHAREHOLDERS MAY AGREE, SO LONG AS ALL OF THE SHARES OFFERED FOR SALE ARE PURCHASED BY THEM, AND SO LONG AS THEY SHALL SO SIGNIFY WITHIN EITHER SUCH THIRTY (30) DAY PERIOD BY A DULY SIGNED NOTICE TO THE OFFEROR.

               (III) IN THE EVENT OF THE ACCEPTANCE OF ANY OFFER BY WRITTEN NOTICE, TRANSMITTED BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, THE CLOSING SHALL BE HELD WITHIN THIRTY (30) DAYS AFTER THE GIVING OF SUCH ACCEPTANCE, EXCEPT THAT SHOULD SUCH DATE FALL ON A WEEKEND, LEGAL OR RELIGIOUS HOLIDAY, THEN THE CLOSING SHALL BE HELD ON THE FOLLOWING BUSINESS DAY AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS OR SUCH OTHER PLACE AS MAY BE DESIGNATED BY THE PARTIES. ON CLOSING, THE PARTIES SHALL DELIVER ALL OF THE INSTRUMENTS AND DOCUMENTS REQUIRED TO BE DELIVERED BY THIS AGREEMENT, AGAINST THE PAYMENT REQUIRED HEREUNDER.

               (IV) IN THE EVENT THAT THERE IS NO ELECTION TO PURCHASE ALL OF THE SHARES OFFERED PURSUANT TO SECTIONS 11(B)(I) AND 11(B)(II), HEREOF, THE OFFEROR SHALL THEREAFTER HAVE THE RIGHT TO DISPOSE OF HIS SHARES FREE OF ANY RESTRICTIONS IMPOSED BY THE TERMS HEREOF, PROVIDED, HOWEVER, THAT THE COMPANY AND THE REMAINING (OFFEREE) SHAREHOLDERS SHALL AT ALL TIMES HAVE THE RIGHT OF FIRST REFUSAL TO PURCHASE THE SHARES SO OFFERED ON THE SAME TERMS AND CONDITIONS AS ARE SET FORTH IN ANY BONA FIDE OFFER MADE TO THE OFFEROR BY A THIRD PARTY PURCHASER WHICH BONA FIDE OFFER THE OFFEROR IS WILLING TO ACCEPT FOR THE SALE OF HIS SHARES ("THIRD PARTY OFFER" WITH THE PURCHASE PRICE SET FORTH IN SUCH THIRD PARTY OFFER BEING REFERRED TO AS THE "THIRD PARTY OFFER PRICE") AT A PURCHASE PRICE EQUAL TO THE LESSER OF (A) THE THIRD PARTY OFFER PRICE OR (B) THE FORMULA PRICE. IF THE OFFEROR RECEIVES A THIRD PARTY OFFER, IT SHALL BE REDUCED TO WRITING AND A COPY THEREOF SHALL BE PROVIDED TO THE COMPANY AND THE OFFEREE SHAREHOLDERS, TOGETHER WITH A WRITTEN NOTICE INDICATING (I) THE OFFEROR'S INTENT TO SELL HIS SHARES IN ACCORDANCE WITH THE TERMS THEREOF, AND (II) THE RIGHT OF FIRST REFUSAL OF THE COMPANY AND THE OFFEREE SHAREHOLDERS WITH RESPECT THERETO. THE COMPANY AND/OR THE OFFEREE SHAREHOLDERS SHALL BE REQUIRED TO SIGNIFY THEIR ELECTION TO PURCHASE THE SHARES OFFERED UNDER THIS
          SECTION 11(B)(IV) WITHIN TEN (10) DAYS FROM THE RECEIPT OF THE AFORESAID NOTICE BY A NOTICE SUCH AS THAT REQUIRED PURSUANT TO PROVISIONS OF SECTIONS 11(B)(I) AND 11(B)(II), ABOVE. IF NO SUCH NOTICE OF ELECTION IS GIVEN, THE OFFEROR SHALL HAVE THE RIGHT TO SELL HIS SHARES PURSUANT TO SUCH THIRD PARTY OFFER ON TERMS NO MORE FAVORABLE TO THE PURCHASER THAN CONTAINED THEREIN, DURING A PERIOD OF NINETY (90) DAYS FOLLOWING THE EXPIRATION OF SUCH TEN (10) DAY PERIOD. IF SUCH SALE IS NOT CONSUMMATED WITHIN SUCH NINETY (90) DAY PERIOD THE RIGHT OF FIRST REFUSAL HEREIN PROVIDED SHALL BE REINSTATED.

               (V) [DETERMINATION OF FORMULA PRICE].

               (VI) NOTWITHSTANDING ANY OTHER PROVISION OF THIS SECTION 11(B) TO THE CONTRARY, THE TRANSFER OF ANY ONE OR MORE OF THE SHARES BY THE EMPLOYEE DURING HIS LIFETIME OR, UPON HIS DEATH, BY WILL OR INTESTACY, TO ANY MEMBER OF THE EMPLOYEE'S "IMMEDIATE FAMILY" OR TO ANY TRUST BENEFITING ANY MEMBER OF THE EMPLOYEE'S IMMEDIATE FAMILY SHALL BE EXEMPT FROM THE PROVISIONS OF THIS SECTION 11(B). FOR PURPOSES OF THE IMMEDIATELY PRECEDING SENTENCE, THE TERM "IMMEDIATE FAMILY" SHALL MEAN THE EMPLOYEE'S SPOUSE, LINEAL DESCENDENT OR ANTECEDENT, BROTHER OR SISTER. IN THE CASE OF SUCH A TRANSFER, THE TRANSFEREE (ANY EACH SUCCESSOR TO SUCH TRANSFEREE) SHALL RECEIVE AND HOLD SUCH SHARES SUBJECT TO THE OTHER PROVISIONS OF THIS SECTION 11(B), AND THERE SHALL BE NO FURTHER TRANSFER OF SUCH SHARES EXCEPT IN ACCORDANCE WITH THE OTHER TERMS OF THIS SECTION 11(B).

               (VII) THE PROVISIONS OF THIS SECTION 11(B) SHALL TERMINATE WITH RESPECT TO ANY SHARES UPON THE FIRST SALE OF COMMON STOCK OF THE COMPANY TO THE GENERAL PUBLIC PURSUANT TO A REGISTRATION STATEMENT FILED WITH, AND DECLARED EFFECTIVE BY, THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT.]

          [(C) THE EMPLOYEE AGREES THAT, IF SO REQUESTED BY THE COMPANY OR ANY REPRESENTATIVE OF THE UNDERWRITERS (THE "MANAGING UNDERWRITER") IN CONNECTION WITH ANY REGISTRATION OF THE OFFERING OF ANY SECURITIES OF THE COMPANY UNDER THE SECURITIES ACT, THE EMPLOYEE WILL NOT SELL OR OTHERWISE TRANSFER ANY SHARES OR OTHER SECURITIES OF THE COMPANY DURING THE SIX (6) MONTH PERIOD (OR SUCH LONGER OR SHORTER PERIOD AS MAY BE REQUESTED IN WRITING BY THE MANAGING UNDERWRITER AND AGREED TO IN WRITING BY THE COMPANY) (THE "MARKET STANDOFF PERIOD") FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT OF THE COMPANY FILED UNDER THE SECURITIES ACT. SUCH RESTRICTION SHALL APPLY ONLY TO THE FIRST REGISTRATION STATEMENT OF THE COMPANY TO BECOME EFFECTIVE UNDER THE SECURITIES ACT THAT INCLUDES SECURITIES TO BE SOLD ON BEHALF OF THE COMPANY TO THE PUBLIC IN AN UNDERWRITTEN PUBLIC OFFERING UNDER THE SECURITIES ACT. THE COMPANY MAY IMPOSE STOP-TRANSFER INSTRUCTIONS WITH RESPECT TO SECURITIES SUBJECT TO THE FOREGOING RESTRICTIONS UNTIL THE END OF SUCH MARKET STANDOFF PERIOD.]

          [(D)] The Common Stock issued upon exercise of the Option shall bear the following (or similar) legend if required by counsel for the Company:

          THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE FIRST BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS, IN THE OPINION OF COUNSEL FOR THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED. [FURTHERMORE, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL IN FAVOR OF THE COMPANY OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF COMPANY].

     12. Reservation of Shares. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.

     13. Limitation of Action. The Employee and the Company each acknowledges that every right of action accruing to him or it, as the case may be, and arising out of or in connection with this Agreement against the Company or a Parent or Subsidiary, on the one hand, or against the Employee, on the other hand, shall, irrespective of the place where an action may be brought, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises.

     14. Notices. Each notice relating to this Agreement shall be in writing and delivered in person, by recognized overnight courier or by certified mail to the proper address. All notices to the Company or the Committee shall be addressed to them at Leisure Travel Group, Inc., 6 Leylands Park, Nobs Creek, Colden Commen, Winchester SO21 1TH England, Attn: Raymond J. Peel. All notices to the Employee shall be addressed to the Employee or such other person or persons at the Employee's address above specified. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

     15. Benefits of Agreement. This Agreement shall inure to the benefit of the Company, the Employee and their respective heirs, executors, administrators, personal representatives, successors and permitted assignees.

     16. Severability. In the event that any one or more provisions of this Agreement shall be deemed to be illegal or unenforceable, such illegality or unenforceability shall not affect the validity and enforceability of the remaining legal and enforceable provisions hereof, which shall be construed as if such illegal or unenforceable provision or provisions had not been inserted.

     17. Governing Law. This Agreement will be construed and governed in accordance with the laws of the State of Delaware.

     18. Disposition of Shares. By accepting this Agreement, the Employee agrees that in the event he shall dispose (whether by sale, exchange, gift or any like transfer) of any shares of Common Stock of the Company (to the extent such shares are deemed to have been purchased pursuant to this incentive stock option) acquired by him pursuant hereto within two years of the Date of Grant of this Option or within one year after the acquisition of such shares pursuant hereto, he will notify the [OFFICER] of the Company no later than 15 days from the date of such disposition of such date or dates and the number of shares disposed of by him and the consideration received, if any, and, upon notification from the Company, promptly forward to the [OFFICER] of the Company any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by any delay in making such payment) incurred by reason of such disposition.

     [19. ACKNOWLEDGEMENT OF EMPLOYEE. THE EMPLOYEE REPRESENTS AND WARRANTS THAT AS OF THE DATE OF GRANT OF THE OPTION, HE DOES NOT OWN (WITHIN THE MEANING OF
SECTION 422(B)(6) OF THE CODE) SHARES POSSESSING MORE THAN 10% OF THE TOTAL COMBINED VOTING POWER OF ALL CLASSES OF SHARES OF THE COMPANY OR OF ANY PARENT OR SUBSIDIARY.]

     [20.] Employment. Nothing contained in this Agreement shall be construed as
(a) a contract of employment between the Employee and the Company or any Parent or Subsidiary, (b) a right of the Employee to be continued in the employ of the Company or of any Parent or Subsidiary, or (c) a limitation of the right of the Company or of any Parent or Subsidiary to discharge the Employee at any time, with or without cause (subject to any applicable employment agreement).

     [21.] Definitions. Unless otherwise defined herein, all capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

     [22.] Incorporation of Terms of Plan. This Agreement shall be interpreted under, and subject to, all of the terms and provisions of the Plan, which are incorporated herein by reference.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the Date of Grant set forth above.

                                        [                ]


                                        By:________________________________
                                           Name:
                                           Title:


                                        -----------------------------------
                                        [Name of Employee]

ATTEST:
                                        -----------------------------------
                                        Social Security Number

-------------------------

                                                                      EXHIBIT A

                         INCENTIVE OPTION EXERCISE FORM

                                                              [DATE]

[Company Name]
[Address]
[City, State and Zip Code]
Attention:  [OFFICER]

Dear Sirs:

     Pursuant to the provisions of the Incentive Stock Option Agreement dated [______] (the "Agreement"), whereby you have granted to me an Incentive Stock Option (the "Option") to purchase up to [______] shares of the Common Stock of Leisure Travel Group, Inc. (the "Company") subject to the terms of the Agreement, I hereby notify you that I elect to exercise my option to purchase [______] of the shares of Common Stock covered by such Option at the [$___] per share price specified therein. In full payment of the price for the shares being purchased hereby, I am delivering to you herewith (i) certified or bank cashier's check payable to the order of the Company in the amount of $____________, or (ii) a certificate or certificates for [______] shares of Common Stock of the Company, and which have a fair market value as of the date hereof of $___________, [and a certified or bank cashier's check, payable to the order of the Company, in the amount of $________________]. Any such stock certificate or certificates are endorsed, or accompanied by an appropriate stock power, to the order of the Company, with my signature guaranteed by a bank or trust company or by a member firm of the New York Stock Exchange. I hereby acknowledge that I am purchasing these shares for investment purposes only and not for resale in violation of any federal or state securities laws.

                                     Very truly yours,


                                     ------------------------------
                                     [Address]

                                     (For notices, reports, dividend checks and other communications to stockholders.)

                                                                 [DRAFT 8/4/99]

OPTION NO. [9_]-ISO-[__]

================================================================================



--------------------------------------------------------------------------------
                           LEISURE TRAVEL GROUP, INC.

                             2000 STOCK OPTION PLAN
--------------------------------------------------------------------------------


                             INCENTIVE STOCK OPTION

                                   GRANTED TO

                          ----------------------------
                                    OPTIONEE

-------------------------                             -------------------------
Number of Shares                                      Price per Share

DATE GRANTED:____________                             EXPIRATION DATE:_________

================================================================================